Dated:                                   August 8th, 2000; Amended July 9, 2001.
--------------------------------------------------------------------------------


BETWEEN:


                              SOLARA VENTURES INC.

                                                               OF THE FIRST PART


AND:


                      CREST GEOLOGICAL CONSULTANTS LIMITED



                                                              OF THE SECOND PART


--------------------------------------------------------------------------------


                        GEOLOGICAL CONTRACTING AGREEMENT
                                  KEY PROPERTY

--------------------------------------------------------------------------------

                        GEOLOGICAL CONTRACTING AGREEMENT
                        --------------------------------


                  Dated August 8th, 2000; Amended July 9, 2001


                                     Between


                              SOLARA VENTURES INC.

                                       and


                      CREST GEOLOGICAL CONSULTANTS LIMITED


--------------------------------------------------------------------------------

                                      INDEX



1.0    PROVISION OF SERVICES.................................................2

2.0    TERM..................................................................3

3.0    PAYMENT...............................................................3

4.0    SECRECY...............................................................4

5.0    GENERAL TERMS AND CONDITIONS..........................................4



SCHEDULE "A":  The Property
SCHEDULE "B":  Contractor Rates

                        GEOLOGICAL CONTRACTING AGREEMENT

          THIS AGREEMENT made as of the 8th day of August, 2000; Amended July 9, 2001.

BETWEEN:

          SOLARA  VENTURES  INC.  a company  incorporated  under the laws of the
          ---------------------
          Province of British Columbia and having an office at 1450-409 Granville Street, Vancouver, British Columbia V6C 1T2


          (hereinafter called the "Company");
                                  ---------

                                                               OF THE FIRST PART

AND:

          CREST GEOLOGICAL  CONSULTANTS LIMITED a company incorporated under the
          -------------------------------------
          laws of the Province of British Columbia and having an office at 2197 Park Crescent, Coquitlam, British Columbia V3J 6T1


          (hereinafter called the "Contractor");
                                  ------------

                                                              OF THE SECOND PART


WHEREAS:

A. The Company is engaged in the business of natural resource exploration and development;

B. The Company desires to perform exploration and development work on the Key Property mineral claims (the "Property") situated in the Revelstoke Mining
                                  ----------
Division, British Columbia and more particularly described in Schedule "A" hereto;

C.        The Contractor is able to perform geological services for the Company;


          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained the parties agree as follows:

1.0       PROVISION OF SERVICES
-------------------------------

1.01 The Company hereby agrees to retain the Contractor, on the terms and conditions hereinafter set out, for the purpose of providing geological services to the Company.

1.02 The Company shall pay the Contractor the rates set out in Schedule "B" hereto and shall pay all of the Contractor's out of pocket expenses incurred in connection with the services provided hereunder.

1.03 The Contractor shall provide to the Company all of the services normally provided by professional geologists in the mining industry in Canada, such services to include but not to be limited to the following:

          (a) geological mapping and rock sampling, both on surface and underground;
          (b) supervision of crews carrying out geophysical, geochemical, line-cutting and drilling services;
          (c)  property examination and evaluation;
          (d)  analysis of core or chips from drilling and compiling a core-log;
          (e) analysis and interpretation of data from geochemical and geophysical surveys; and
          (f) preparing and writing progress reports and comprehensive summary reports of exploration programs.
          (g) the contractor shall undertake to provide and perform completed exploration work on the Property as agreed.
                                       --------

1.04 The status of the Contractor hereunder shall be that of an independent contractor and, except as specifically provided in this agreement or directed in writing by the Company, the Contractor shall not act or hold itself out as agent for the Company or make commitments on its behalf. Subject to any specific provisions of this agreement, the Contractor shall perform its services hereunder in accordance with the directions of the Company as from time to time communicated to it.

1.05 The Contractor shall perform its services and fulfil its obligations hereunder in a sound and workmanlike manner, in accordance with sound mining and engineering practices, and in compliance with all applicable federal, provincial and municipal laws, by-laws, ordinances, rules and regulations and this agreement.

1.06 The Contractor shall acquire and maintain adequate insurance for its operations hereunder, and hereby forever indemnifies and saves the Company from any and all liability that the Company may incur with respect to the Contractor's performance hereunder.

2.0       TERM
--------------

2.01      This agreement shall be in effect  commencing August 8, 2000 and shall continue  in  effect  for so long  as  that  certain  agreement  (the  "Property
                                                                       ---------
Agreement")  dated as of  August  8th,  2000  between  the  parties  and  C.R.C.
----------
Explorations Limited is in effect, and shall terminate at the time of termination of the Property Agreement.

2.02 Upon termination of this agreement, both parties shall remain bound by their respective obligations and liabilities in existence on the effective date of termination.

3.0       PAYMENT
-----------------

3.01 The Contractor shall, by the 15th day of each month, submit an invoice to the Company in an amount equal to the Contractor's fee and expenses reasonably anticipated to be incurred in the subsequent calendar month. The Company shall pay to the Contractor the full amount of the invoice within 5 business days of receipt.

3.02 Notwithstanding paragraph 3.01, the Contractor may, at any time, submit an invoice to the Company in an amount equal to the Contractor's reasonably anticipated costs of demobilizing its personnel and leaving the Property in a safe condition in accordance with all applicable laws and regulations. The Company agrees to pay the full amount of the invoice within 30 days of receipt.

3.03 If the Contractor fails to receive payment of an invoice within the respective time set out therefor in paragraphs 3.01 and 3.02 hereof, the Contractor may, without notice, in the case of paragraph 3.01 hereof terminate the services provided by it hereunder at the end of the calendar month in which the invoice was delivered to the Company, or in the case of paragraph 3.02 within 5 days following the 30 day period referred to therein.

3.04 At the end of each calendar month the Contractor shall submit to the Company a statement of its fees and expenses actually incurred in such calendar month, supported by receipts, vouchers and other reasonable verification documentation. The Company shall pay to the Contractor within 7 days of receipt of the statement and amount owing to the Contractor as adjusted for previous advances.

4.0       SECRECY
-----------------

4.01 The Contractor shall hold in strict confidence and shall not make use of, except for the benefit of the Company, all information about the Company's affairs and its properties which is not in the public domain.

4.02 Nothing in this agreement shall prevent the Contractor from providing services to third parties during the currency of this agreement, provided that paragraph 4.01 is complied with and provided that such other work does not interfere or conflict with the Contractor's services hereunder.

5.0       GENERAL TERMS AND CONDITIONS
--------------------------------------

5.01 The parties hereto hereby covenant and agree that they will execute such further agreements, conveyances and assurances as may be requisite, or which counsel for the parties may deem necessary to effectually carry out the intent of this agreement.

5.02 This agreement shall represent the entire understanding between the parties with respect to the subject matter hereof and no representations or inducements have been made save as herein set forth. No changes, alterations, or modifications of this agreement shall be binding upon either party until and unless a memorandum in writing to such effect shall have been signed by both parties hereto.

5.03 The titles to the articles to this agreement shall not be deemed to form part of this agreement but shall be regarded as having been used for convenience of reference only.

5.04 The schedules, if any, to this agreement shall be construed with and as an integral part of this agreement to the same extent as if they were set forth verbatim herein.

5.05 All references to dollar amounts contained in this agreement are references to Canadian funds.

5.06 This agreement shall be governed by and interpreted in accordance with the laws in effect in British Columbia, and is subject to the exclusive jurisdiction of the Courts of British Columbia.

5.07 This agreement may be assigned by either party, subject to the prior written consent of the non-assigning party, such consent not to be unreasonably withheld, and further subject to the assignee delivering to the non-assigning party an executed counterpart of this agreement.

5.08 All payments made and notices given under this agreement shall be made or given to the parties at their respective addresses given on page 1 of this agreement and shall not be effective until actually received.


          IN WITNESS WHEREOF this agreement has been executed by the parties hereto as of the day and year first above written.

THE CORPORATE SEAL of                               )
SOLARA VENTURES INC.                                )
was hereunto affixed in the presence of:            )
                                                    )                   C/S
                                                    )
   Brent Jardine                                    )
---------------------------------------             )
                                                    )
---------------------------------------             )


THE CORPORATE SEAL of CREST                         )
GEOLOGICAL CONSULTANTS LIMITED                      )
was hereunto affixed in the presence of:            )
                                                    )                   C/S
                                                    )
   Craig Payne                                      )
---------------------------------------             )
                                                    )
---------------------------------------             )

                                  SCHEDULE "A"


          TO THE GEOLOGICAL CONTRACTING AGREEMENT DATED THE 8TH DAY OF AUGUST, 2000; AMENDED JULY 9, 2001 BETWEEN SOLARA VENTURES INC. OF THE FIRST PART AND CREST GEOLOGICAL CONSULTANTS LIMITED OF THE SECOND PART



                                 THE "PROPERTY"

MINING DISTRICT: Revelstoke
AREA: Downie Creek

N.T.S. 082 M/08W


       Claim Name         Tenure Number         Units         Anniversary Date
    ----------------   -------------------   -----------   ---------------------

         Key 1               377803              20             June 11, 2005

         Key 2               377804              20             June 12, 2005

         Key 3               380037              10            August 31, 2005

                                  SCHEDULE "B"


          TO THE GEOLOGICAL CONTRACTING AGREEMENT DATED THE 8TH DAY OF AUGUST, 2000; AMENDED JULY 9, 2001 BETWEEN SOLARA VENTURES INC. OF THE FIRST PART AND CREST GEOLOGICAL CONSULTANTS LIMITED OF THE SECOND PART


                                CONTRACTOR RATES

CLAIM STAKING                                               $105.00 PER UNIT

GEOLOGICAL TECHNICIANS (FIELD)                              $275.00 PER MAN DAY

FIELD LABOUR (FIELD)                                        $250.00 PER MANDAY

GEOLOGICAL MAPPING (FIELD)                                  $350.00 PER MANDAY

PROSPECTING                                                 $275.00 PER MAN DAY

TRANSIT SURVEYING                                           $1000.00 PER DAY

GRID CONSTRUCTION                                           $275.00 PER KM

I.P. STANDARD LINE CUTTING                                  $650.00 PER KM

GEOCHEMICAL SURVEYS                                         $250.00 PER KM

MAGNETOMETER/VLF SURVEYS                                    $550.00 PER DAY

MANAGEMENT/OFFICE OVERHEAD                                  10% OF EXPENDITURES

GEOLOGICAL/GEOCHEMICAL/GEOPHYSICAL
INTERPRETATIONS/REPORT WRITING, OFFICE EQUIPMENT            $60.00 PER HOUR

CLAIM STAKING (CONTRACT)                                    AT COST PLUS 10%

GEOLOGICAL CONSULTING (CONTRACT)                            AT COST PLUS 10%

GEOPHYSICAL SURVEYS/INTERPRETATIONS (CONTRACT)              AT COST PLUS 10%

ENGINEERING REPORTS (CONTRACT)                              AT COST PLUS 10%

BLASTING AND TRENCHING (CONTRACT)                           AT COST PLUS 10%

DIAMOND DRILLING (CONTRACT)                                 AT COST PLUS 10%